Exhibit 99.3

                           Union Bankshares, Inc.
---------------------------------------------------------------------------
                                June 30, 2001
                            Second Quarter Report

                             [LOGO]    CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                             [LOGO]    UNION BANK

                          Wholly Owned Subsidiaries


                                                              July 17, 2001

Dear Shareholder:

We are pleased to report the results of the first six months of operations for your company.

Assets increased 5.8%, loans 10.8%, deposits 5.1% and earnings 7.5% over the first six months of 2000. Of particular interest is the loan growth sparked by both lower interest rates and by demand in the commercial real estate and residential construction loan sectors. Contractors and all the related businesses are having another good year and the tourism industry is also off to a great start.

In April we wrote you of the Citizens Savings Bank and Trust Company's planned Loan Production office in Littleton, NH. That office is now open with Mildred Nelson, an experienced banker, developing business in the Littleton area.

Union Bank has also been busy with expansion plans. Federal and State regulatory approvals have been received to establish a full-service branch bank in Fairfax. Fairfax is located 28 miles northwest of Morrisville and is one of the fastest growing communities in Vermont, according to the last census. Final plans for the building design are being prepared and a December opening is anticipated.

On July 27th Union Bank will celebrate its 110th anniversary. Each branch office is planning an event to share our "birthday" with its customers. Please stop by and join in.

Our 110th annual meeting was held on May 16th. The Directors elected, along with the officers appointed for both banks, are listed on the reverse side. It is important to acknowledge the retirement of Directors William Kinney and Peter Haslam. Their wisdom and guidance from a combined 65 years as directors will be difficult to replace.

Historically, the summer and fall are our busiest times and this year is no exception. The increased volume of business, coupled with the majority of employee vacations scheduled during this time, makes for an interesting challenge. We are pleased to report all staff are giving 200% to ensure our customers receive the service they have been accustomed to. Our thanks to the staff!

Enclosed is a dividend check or advice of deposit representing a dividend of $.26 per share to shareholders of record July 15, 2001.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
---------------------------------      ----------------------------------
W. Arlen Smith                         Kenneth D. Gibbons
Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, non-receipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                    Corporate Name:    Union Bankshares, Inc.
                    Transfer Agent:    Union Bank
                                       P.O. Box 667
                                       Morrisville, VT
                                       05661-0667

                             Phone:    802-888-6600
                               Fax:    802-888-4921
                             Email:    ubexec@together.net
                  Internet Banking:    www.unionbankvt.com
                                       www.csbtc.com

                     American Stock
                    Exchange Ticker
                            Symbol:    UNB


Consolidated Balance Sheets (unaudited)
-------------------------------------------------------------------------
                                         June 30, 2001      June 30, 2000

ASSETS
Cash and Due from Banks                   $ 11,891,611       $ 11,611,820
Federal Funds Sold                           3,957,282          5,090,958
Interest Bearing Deposits                    2,843,453          2,045,151
U.S. Government Securities                  18,568,450         29,770,488
State and Municipal Securities               5,147,783          4,735,488
Corporate Securities                        27,303,129         21,903,676
Loans, net                                 235,018,319        212,070,757
  Less: Reserve for Loan Losses             (2,770,369)        (2,934,253)
Bank Building and Equipment, net             3,737,863          3,960,199
Other Real Estate Owned                        134,730             98,705
Other Assets                                 6,022,338          6,458,574
                                          -------------------------------

      Total Assets                        $311,854,589       $294,811,563
                                          ===============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand Deposits                           $ 33,110,178       $ 32,990,009
Savings and Time Deposits                  228,140,563        215,541,679
Borrowings                                  10,877,058         10,045,820
Other Liabilities                            3,258,686          3,105,263
Common Stock                                 6,527,778          6,526,978
Paid in Capital                                241,453            238,353
Retained Earnings                           30,848,076         28,971,740
Accumulated Other Comprehensive Income         443,248         (1,015,828)
Treasury Stock at Cost                      (1,592,451)        (1,592,451)
                                          -------------------------------

      Total Liabilities and
       Shareholders' Equity               $311,854,589       $294,811,563
                                          ===============================

Standby Letters of Credit were $1,258,000 and $704,000 at June 30, 2001 and 2000 respectively.

Consolidated Statements of Income (unaudited)
---------------------------------------------------------------------------------------------------
                                            6/30/01        6/30/00         6/30/01         6/30/00
                                               (3 months ended)               (6 months ended)

Interest Income                           $6,097,922     $5,912,201     $12,121,213     $11,655,699
Interest Expense                           2,461,028      2,379,325       4,988,436       4,645,498
                                          ---------------------------------------------------------

  Net Interest Income                      3,636,894      3,532,876       7,132,777       7,010,201
Less: Provision for Loan Losses               56,250         62,500         112,500         125,000
                                          ---------------------------------------------------------
      Net Interest Income after
       Loan Loss Provision                 3,580,644      3,470,376       7,020,277       6,885,201

Trust Income                                  63,002         34,474         150,019          76,219
Other Income                                 693,258        594,341       1,354,729       1,200,692
Other Operating Expenses:
  Salaries                                 1,140,080      1,211,609       2,300,213       2,310,877
  Employee Benefits                          336,238        279,075         675,185         576,690
  Occupancy                                  172,727        135,270         337,254         292,547
  Equipment                                  206,619        229,861         419,033         530,368
  Other                                      747,400        757,455       1,412,436       1,428,966
                                          ---------------------------------------------------------

      Total                                2,603,064      2,613,270       5,144,121       5,139,448
                                          ---------------------------------------------------------

Net Income before Tax                      1,733,840      1,485,921       3,380,904       3,022,664
Income Tax Expense                           489,083        317,844         968,051         776,930
                                          ---------------------------------------------------------

Net Income                                $1,244,757     $1,168,077     $ 2,412,853     $ 2,245,734
                                          =========================================================

Earnings per Share                        $     0.41     $     0.38     $       .80     $      0.74
Book Value Per Share                                                    $     12.04     $     10.94

                                DIRECTORS OF
                           UNION BANKSHARES, INC.

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.

W. Arlen Smith                                                   Chairman
Cynthia D. Borck                                           Vice-President
Kenneth D. Gibbons                                              President
Marsha A. Mongeon                                Vice President/Treasurer
Robert P. Rollins                                               Secretary
Jerry S. Rowe                                              Vice President
JoAnn A. Tallman                                      Assistant Secretary

                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY

Tracey D. Holbrook                                         Vice President
Susan O. Laferriere                                        Vice President
Dennis J. Lamothe                                               Treasurer
Michelle Leighton                                          Vice President
Mildred R. Nelson                                Assistant Vice President
Barbara A. Olden                                 Assistant Vice President
Deborah J. Partlow                                          Trust Officer
Jerry S. Rowe                                                   President
Wendy L. Somers                                             Trust Officer
David A. Weed                                              Vice President

                           DIRECTORS OF UNION BANK

                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Kenneth D. Gibbons
                              Richard C. Marron
                              Robert P. Rollins
                             Richard C. Sargent
                                John H. Steel

                           OFFICERS OF UNION BANK

Wanda L. Allaire                                 Assistant Vice President
Rhonda L. Bennett                                          Vice President
Cynthia D. Borck                                    Senior Vice President
Fern C. Farmer                                   Assistant Vice President
Patsy S. French                                  Assistant Vice President
Kenneth D. Gibbons                                              President
Nathaniel M. Hayward                             Assistant Vice President
Claire A. Hindes                                 Assistant Vice President
Patricia N. Hogan                                          Vice President
Peter R. Jones                                             Vice President
Margaret S. Lambert                              Assistant Vice President
Marsha A. Mongeon                         Senior Vice President/Treasurer
Freda T. Moody                                   Assistant Vice President
Colleen D. Putvain                                    Assistant Treasurer
Donna M. Russo                                             Vice President
Ruth P. Schwartz                                           Vice President
David S. Silverman                                  Senior Vice President
JoAnn A. Tallman                                      Assistant Secretary
Francis E. Welch                                 Assistant Vice President
Craig S. Wiltshire                                         Vice President

                             UNION BANK OFFICES

      Morrisville                                     Jeffersonville
 20 Lower Main Street*                                80 Main Street*
    (802) 888-6600                                    (802) 644-6600

   Northgate Plaza*                                      Hyde Park
      Route 100                                       250 Main Street
    (802) 888-6860                                    (802) 888-6880

        Stowe                                         Remote ATM's at:
   Stowe Village*                               Smugglers' Notch Resort (2)
Park and Pond Streets                              Johnson State College
    (802) 253-6600                                    Copley Hospital
                                                   Cold Hollow Cider Mill
  1857 Mountain Road                                 Trapp Family Lodge
      Route 108                                  Stowe Mountain Resort (3)
    (802) 253-6642                              Big John's Riverside Store
                                                  Taft Corners, Williston
       Hardwick                                        Ben & Jerry's
   103 VT Route 15*
    (802) 472-8100                                  Express Telebanking
                                                      (802) 888-6448
       Johnson                                        (800) 583-2869
198 Lower Main Street*
    (802) 635-6600

                             www.unionbankvt.com

*    ATM's at these branches

                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

    St. Johnsbury                                      Remote ATM's at:
 364 Railroad Street*                                East Burke, Route 114
    (802) 748-3131                                     Danville, Route 2
                                                    Burke Mountain Ski Area
  325 Portland Street
    (802) 748-3121                                   Loan Production Office
                                                        241 Main Street
      Lyndonville                                        Littleton, NH
   183 Depot Street*                                    (603) 444-7136
    (802) 626-3100
                                                     Express Phone Banking
 St. Johnsbury Center                                   (802) 748-0815
 Green Mountain Mall*                                   (800) 748-1018
 1998 Memorial Drive
    (802) 748-2454

                                www.csbtc.com

*    ATM's at these branches